UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2021 (June 18, 2021)

LiveVox Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38825	82-3447941
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

655 Montgomery Street, Suite 1000 San Francisco, CA		94111
(Address of principal executive offices)		(Zip Code)

(415) 671-6000

Registrant’s telephone number, including area code

Crescent Acquisition Corp

11100 Santa Monica Blvd., Suite 2000

Los Angeles, CA 90025

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one redeemable Warrant	CRSAU	The NASDAQ Stock Market LLC
Class A common stock, $0.0001 par value per share	CRSA	The NASDAQ Stock Market LLC
Redeemable Warrants, each whole Warrant exercisable for one share of Class A common stock at an exercise price of $11.50	CRSAW	The NASDAQ Stock Market LLC

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This report will not be deemed an admission as to the materiality of any of the information contained in this Item 7.01, including Exhibit 99.1.

On June 18, 2021, LiveVox Holdings, Inc. (formerly known as Crescent Acquisition Corp (“Crescent”)), a Delaware corporation (the “Company”), consummated its previously announced business combination (the “Business Combination”) pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of January 13, 2021, by and among the Company, Function Acquisition I Corp, a Delaware corporation and a direct, wholly owned subsidiary of Crescent (“First Merger Sub”), Function Acquisition II LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of Crescent (“Second Merger Sub”), LiveVox Holdings, Inc., a Delaware corporation (“Former LiveVox”), and GGC Services Holdco, Inc., a Delaware corporation, solely in its capacity as the Stockholder Representative (as defined in the Merger Agreement). In the Business Combination, among other things: (a) First Merger Sub merged with and into Former LiveVox, with Former LiveVox surviving such merger and becoming a direct, wholly owned subsidiary of Crescent as a consequence of the merger (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, Former LiveVox merged with and into Second Merger Sub, with Second Merger Sub surviving such merger (“Second Merger” and, together with the First Merger and the other transactions contemplated by the Merger Agreement, the “Business Combination”). In connection with the Second Merger, Second Merger Sub changed its name to “LiveVox Intermediate LLC” (“LiveVox Intermediate”) and, in connection with the Business Combination, the Company changed its name to “LiveVox Holdings, Inc.” As a result of the Business Combination, the Company directly owns all of the equity interests of LiveVox Intermediate and indirectly owns all of the equity interests of its subsidiaries.

In connection with the consummation of the Business Combination, the aggregate merger consideration paid by the Company to the sole stockholder of Former LiveVox as of immediately prior to the Business Combination was solely in the form of stock, consisting of 66,637,092 shares of Class A common stock, par value $0.0001 per share, of the Company (“Class A Stock”), and 5,000,000 shares of Class A Stock that were placed into escrow as earn-out shares (“Earn-out Shares”), to be released only if the Class A Stock exceeds certain performance price thresholds. Any Earn-out Shares not released during the seven-year period following the closing of the Business Combination will be forfeited.

In connection with the consummation of the Business Combination, all shares of Class F common stock, par value $0.0001 per share, of the Company converted into shares of Class A Stock. CFI Sponsor LLC, a Delaware limited liability company (the “Sponsor”), forfeited 2,925,000 of such shares that it held and the Sponsor and other holders of such shares placed 2,543,750 of such shares into escrow (the “Lock-up Shares”), to be released only if the Class A Stock exceeds the same performance price thresholds required to release the Earn-out Shares. Any Lock-up Shares not released during the seven-year period following the closing of the Business Combination will be forfeited. The Sponsor also forfeited 7,000,000 redeemable warrants of the Company (“Warrants”) that it purchased in connection and simultaneously with the Company’s initial public offering.

In connection with and immediately prior to the consummation of the Business Combination, the Company consummated the private placement of 7,500,000 shares of Class A Stock for an aggregate purchase price of $75,000,000 pursuant to its previously disclosed Subscription Agreements, dated as of January 13, 2021, by and between the Company and each of the investors thereto (the “PIPE Investment”).

In connection with and immediately prior to the consummation of the Business Combination, the Company consummated the private placement of 2,500,000 shares of Class A Stock and 833,333 Warrants, with each Warrant entitling the holder thereof to purchase one share of Class A Stock at a price of $11.50 per share, for an aggregate purchase price of $25,000,000 pursuant to its previously disclosed Forward Purchase Agreement, dated as of January 13, 2021, by and among the Company, Crescent Capital Group Holdings LP, a Delaware limited partnership, and the other investors who became parties thereto pursuant to transferee joinders (the “FPA Investment”).

The FPA Investment and the PIPE Investment generated an aggregate of $100,000,000 in gross proceeds for use in the Business Combination.

On June 21, 2021, the Company issued a press release announcing the closing of the Business Combination. The press release is attached as Exhibit 99.1 hereto and incorporated by reference herein.

Forward-Looking Statements

This report contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be made directly in this report. Some of the forward-looking statements can be identified by the use of forward-looking words. Statements that are not historical in nature, including the words “anticipate,” “expect,” “suggests,” “plan,” “believe,” “intend,” “estimates,” “targets,” “projects,” “should,” “could,” “would,” “may,” “will,” “forecast” and other similar expressions are intended to identify forward-looking statements. All forward-looking statements are based upon management estimates and forecasts and reflect the views, assumptions, expectations, and opinions of the Company as of the date of this report, and may include, without limitation, changes in general economic conditions, including as a result of COVID-19, all of which are accordingly subject to change. Any such estimates, assumptions, expectations, forecasts, views or opinions set forth in this report constitute the Company’s judgments and should be regarded as indicative, preliminary and for illustrative purposes only. The forward-looking statements and projections contained in this report are subject to a number of factors, risks and uncertainties, some of which are not currently known to the Company, that may cause the Company’s actual results, performance or financial condition to be materially different from the expectations of future results, performance of financial condition. Although such forward-looking statements have been made in good faith and are based on assumptions that the Company believes to be reasonable, there is no assurance that the expected results will be achieved. The Company’s actual results may differ materially from the results discussed in forward-looking statements. Additional information on factors that may cause actual results and the Company’s performance to differ materially is included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) (including filings as Crescent), including but not limited to the definitive proxy statement filed in connection with the Business Combination. Copies of such filings with the SEC are available publicly on the SEC’s website at www.sec.gov or may be obtained by contacting the Company. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. These forward-looking statements are made only as of the date hereof, and the Company does not undertake any obligations to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated as of June 21, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 21, 2021	LiveVox Holdings, Inc.

	By:	/s/ Gregg Clevenger
	Name:	Gregg Clevenger
	Title:	Executive Vice President and Chief Financial Officer